Exhibit 99.1

Investor Presentation “Expanding Our Reach” March 31, 2018 P EAPACK - G LADSTONE B ANK

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Statement Regarding Forward-Looking Information

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about Management's strategies and Management's expectations about new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as "expect," "look," "believe," "anticipate," "may," or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to 1) our inability to successfully grow our business and implement our strategic plan, including an inability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2018 and beyond; 3) our inability to successfully integrate wealth management firm acquisitions; 4) our inability to manage our growth; 5) our inability to successfully integrate our expanded employee base; 6) an unexpected decline in the economy, in particular in our New Jersey and New York market areas; 7) declines in our net interest margin caused by the interest rate environment and highly competitive market; 8) declines in value in our investment portfolio; 9) higher than expected increases in our allowance for loan and lease losses; 10) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 11) unexpected changes in interest rates; 12) an unexpected decline in real estate values within our market areas; 13) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 14) changes in monetary policy by the Federal Reserve Board; 15) changes to legislation or policy relating to tax or accounting matters; 16) successful cyberattacks against our IT infrastructure and that of our IT providers; 17) higher than expected FDIC insurance premiums; 18) adverse weather conditions; 19) our inability to successfully generate new business in new geographic markets; 20) our inability to execute upon new business initiatives; 21) our lack of liquidity to fund our various cash obligations; 22) reduction in our lower-cost funding sources; 23) our inability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; and 25) other unexpected material adverse changes in our operations or earnings.

The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

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• Regionally focused private banking model providing comprehensive wealth management and commercial banking solutions throughout the desirable New Jersey and metro New York region. • High touch private banking business model launched in 2013 focuses on helping clients create, grow, protect, and transition their wealth. • Wealth management focus provides an enviable fee revenue mix. • Accomplished big bank commercial banking and wealth management professionals with extensive market and product knowledge. • Entrepreneu rial culture / one team approach. • Scalable platform in place to support growth and drive continued positive operating leverage. • Scarcity value. • Compelling valuation at current share price compared to peers. Investment Considerations 3

[The market would imply that our stock is undervalued as PGC currently trades at lower multiples than our wealth management peers.] PGC’s Current Valuation vs. Wealth Management Peers 4 Note: Pricing data as of April 26, 2018; financial data as reported for the quarter ended March 31, 2018 (Q1 2018) 1. Assumes annualized Q1 2018 reported EPS Peers are UVSP – Univest Corp of PA; CATC – Cambridge Bancorp; BMTC – Bryn Mawr Bank Corp; WASH – Washington Trust Bancorp Source: S&P Global Market Intelligence, company filings Price / TBV Price / EPS¹ 14.6x 15.0x 15.2x 15.5x 16.8x PGC WASH BMTC CATC UVSP 158% 201% 238% 284% 285% PGC UVSP CATC BMTC WASH Total Fee Income / Revenue – Q1 2018 27% 30% 35% 34% 33% Net Interest Margin – Q1 2018 2.99% 2.76% 3.88% 3.23% 3.67%

Financial Highlights Branch Map Franchise Overview 5 NOTE: Financial data as of 03/31/2018. Private Banking Offices Bedminster, NJ Morristown, NJ Princeton, NJ Teaneck, NJ Fairfield, NJ Gladstone, NJ Greenville, DE – Trust and Investment Office Headquarters Bedminster, NJ Year Founded 1921 Branches 20 Total Assets $4.3 Bil Gross Loans $3.7 Bil Total Deposits $3.6 Bil Wealth Management AUM/AUA $5.6 Bil Fee Income / Revenues 27% Market Cap 632 Mil

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Considerable Growth Opportunity

Deposit Market Share – New Jersey

Rank	Institutions (ST)	Branches	Deposits ($mm)	Market Share (%)
1	Bank of America Corp. (NC)	252	53,474	16.2
2	Toronto-Dominion Bank	246	39,843	12.1
3	Wells Fargo & Co. (CA)	286	39,268	11.9
4	PNC Financial Services Group (PA)	292	30,262	9.2
5	JPMorgan Chase & Co. (NY)	207	21,829	6.6
6	Investors Bancorp Inc (NJ	116	14,171	4.3
7	Valley National Bancorp (NJ)	140	11,476	3.5
8	Banco Santander	133	10,822	3.3
9	M&T Bank Corp. (NY)	97	10,031	3.0
10	Provident Financial Services (NJ)	81	6,296	1.9
11	Capital One Financial Corp. (VA)	44	6,006	1.8
12	OceanFirst Financial Corp. (NJ)	78	5,946	1.8
13	New York Community Bancorp (NY)	45	4,478	1.4
14	Citigroup Inc. (NY)	9	4,234	1.3
15	Lakeland Bancorp (NJ)	54	4,233	1.3
16	Peapack-Gladstone Financial (NJ)	20	3,591	1.1

Deposit Market Share – Among Independent New Jersey-Based Banks

Rank	Institutions (ST)	Branches	Deposits ($mm)	Market Share (%)
1	Investors Bancorp Inc (NJ)	116	14,171	4.3
2	Valley National Bancorp (NJ)	140	11,476	3.5
3	Provident Financial Services (NJ)	81	6,296	1.9
4	OceanFirst Financial Corp. (NJ)	78	5,946	1.8
5	Lakeland Bancorp (NJ)	54	4,233	1.3
6	Columbia Bank MHC (NJ)	48	4,034	1.2
7	Peapack-Gladstone Financial (NJ)	20	3,591	1.1
8	ConnectOne Bancorp, Inc. (NJ)	20	3,412	1.0
9	Kearny Financial Corp. (NJ)	40	3,031	0.9
10	Oritani Financial Corp. (NJ)	27	2,885	0.9
11	Spencer Savings Bank SLA (NJ)	22	1,882	0.6
12	Amboy Bancorp. (NJ)	24	1,865	0.6
13	Union County SB (NJ)	4	1,535	0.5
14	BCB Bancorp Inc. (NJ)	21	1,446	0.4
15	Boiling Springs MHC (NJ)	17	1,298	0.4

Source: SNL Financial; Deposit data as of 06/30/2017

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PEAPACK-GLADSTONE FINANCIAL CORPORATION

Affluent Market

Market (County)	Branches in Market Total	Branches in Market PGC	Population: Total Population 2018 (Actual)	Population: Change 2010-2018 (%)	Population: Projected Change 2018-2023 (%)	Household Income $100K - $199K: Number (Actual)	Household Income $100K - $199K: % of Total Market	Household Income > $200K: Number (Actual)	Household Income > $200K: % of Total Market	Median HHI: HHI 2018 ($)	Median HHI: Projected Change 2018-2023 (%)	NJ Rank[1]
Markets with PGC Branches												
Hunterdon, NJ	45	4	123,886	(3.48%)	(0.93%)	15,089	32%	10,614	23%	$111,743	4.51%	1
Morris, NJ	220	6	498,852	1.34%	0.95%	58,501	32%	42,357	23%	$110,971	8.07%	2
Somerset, NJ	124	9	335,447	3.71%	1.98%	37,328	31%	27,557	23%	$107,717	7.96%	3
Union, NJ	185	1	559,707	4.33%	2.37%	49,035	25%	26,037	13%	$76,739	9.59%	11
PGC Branch Markets	**574**	**20**	**1,517,892**	**2.52%**	**1.55%**	**159,953**	**29%**	**106,565**	**19%**			
Weighted Avg.: PGC Branch Markets				**2.50%**	**1.48%**					**$107,573**	**7.73%**	
Markets with PGC Private Banking Office Only												
Bergen, NJ	449	-	945,893	4.51%	2.38%	104,074	30%	65,331	19%	$96,670	9.36%	4
Mercer, NJ	139	-	371,183	1.27%	0.82%	33,953	25%	18,674	14%	$77,984	6.36%	10
Aggregate: State of NJ	**2,946**	**20**	**8,968,348**	**2.01%**	**1.30%**	**872,229**	**27%**	**427,066**	**13%**	**$78,317**	**8.08%**	
Aggregate: National			**326,533,070**	**5.76%**	**3.50%**					**$61,045**	**8.86%**	

1. Rank reflects ranking amongst all New Jersey counties.

Note: Weighted average is calculated as the sum of (percent of state/national franchise * demographic item) within each market; banks, thrifts, and savings banks included (retail branches only).

Source: S&P Global Market Intelligence, FDIC

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Strategic Objectives: • Increase fee revenue mix to 35% - 45% of total revenue by expanding wealth management revenue. • Grow the loan portfolio with an eye on expanding NIM through our in - house loan profitability model. • Drive core deposit growth through relationship - based C&I and CRE, as well as through niche market segments. • Enhance the client experience through continuous client feedback. Recent Initiatives: • Recruited an experienced team in 2017 specializing in leasing and equipment finance for essential equipment in the transportation, manufacturing, heavy construction, and utilities industries. • Completed two wealth management acquisitions in 2017: Murphy Capital Management and Quadrant Capital Management. • Implemented new state - of - the - art Treasury Management and Escrow Management platforms in Q1 2018. • Expanded our Corporate Advisory Services in Q1 2018 to include M&A advisory and alternative debt solutions for privately - owned middle market businesses. • Expanded Executive and Board leadership talent in 2017 and into 2018. • Successfully launched our Platinum Service T eam in Short H ills, NJ . • Recruited and launched a professional service initiative directed towards accountants and attorneys. The team is focused on servicing our most profitable accounts. Strategic Objectives & Recent Initiatives 8

How Do We Get There: • Wealth Management growth – organic and acquisition. • Continue migration of loan portfolio to C&I (utilizing our in - house loan profitability model). • NIM expansion. • Further efficiencies. • Tax reform. Profitability Targets 9 Profitability Metrics Year 2017 Quarter March 2018 Targets Fee Income / Revenue 24% 27% 35% - 45% of revenue EPS Growth - Year Over Year 27% 24% Double digit annually ROAA 0.89% 1.01% 1.15% - 1.20% ROAE 10.12% 10.54% 11% - 12% Efficiency Ratio 59% 60% Low to mid 50's

• Cultivate high value clients within our affluent footprint by developing, optimizing, and delivering customized financial solutions aimed at helping clients create, grow, protect, and ultimately transition wealth. • Senior Private Bankers lead a team - based approach. ‒ PGB offers a full suite of banking and wealth management products to support clients financial needs. ‒ Team members focus on understanding clients needs, goals, and aspirations with consideration of risk tolerance, time horizon, and other traditional variables. ‒ Deliver exceptional client experience. • Ensure that our Core Principles are part of our employee culture: ‒ Professionalism ‒ Clients First ‒ Compete to Win ‒ Invested in Our Community ‒ One Team • Continued differentiation through innovative technology offerings. Big bank technology combined with private bank level personal service. Private Banking Model 10

Strategy: • Wealth integrated into every client conversation . • Well - defined culture for continuous improvement of the client experience. • Expanding Our Reach through strategic acquisitions in the metro New York region. • Our destination: a boutique private bank offering a differentiated client experience compared to large bank competitors. Recent Growth Initiatives: • Successfully completed two acquisitions in 2017: ‒ August 2017: Murphy Capital Management ($900MM+ AUM) ‒ November 2017: Quadrant Capital Management ($400MM+ AUM) • Year over year wealth fees up 74% and comprised 22% of total bank revenue. • Well - positioned for strategic wealth management and bank acquisitions. As of March 31, 2018: • $5.6 billion of assets under administration. • Q1 2018 managed AU M inflows of $247MM versus $99MM in Q1 2017. Peapack Private Wealth Management 11

Peapack Private Wealth Management 73% 22% Wealth Fee Income 5% For Three Months Ended March 31, 2018 Total Revenue Net Interest Income before Provision Wealth Fee Income Fees & Other Fee Income Fee Income Target 35% - 45% of Revenues 12 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 Wealth Assets Under Administration (in billions) Wealth Management Fee Income (in millions) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 $4.8 $13.8 $15.2 $17.0 $18.2 $23.2 $8.4 $3.8 $2.7 $3.0 $3.3 $3.7 $5.5 $5.6 YOY +47% YOY +74%

Wealth Assets Under Administration Total Assets Total Deposits Total Loans Franchise Growth (in billions) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 2012 2013 2014 2015 2016 2017 Q1 2018 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2012 2013 2014 2015 2016 2017 Q1 2018 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2012 2013 2014 2015 2016 2017 Q1 2018 13 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2012 2013 2014 2015 2016 2017 Q1 2018 $1.5 $1.6 $2.3 $2.9 $3.4 $3.7 $1.2 $1.6 $2.3 $3.0 $3.3 $3.7 $1.7 $2.0 $2.7 $3.4 $3.9 $4.3 $2.3 $2.7 $3.0 $3.3 $3.7 $5.5 $4.3 $5.6 $3.7 $3.6

Diluted Earnings per Share Net Income (in millions) ROACE ROAA Financial Performance $0.0 $10.0 $20.0 $30.0 $40.0 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 14 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 7.37% 7.96% 7.71% 8.92% 10.12% 0.54% 0.63% 0.64% 0.72% 0.89% $9.3 $14.9 $20.0 $26.5 $36.5 $1.01 $1.22 $1.29 $1.60 $2.03 $10.8 $0.57 1.01% 10.54% $8.0 $0.46 0.82% 9.62% YOY +35% YOY +10% YOY +23% YOY +24%

Deposits / Branch (in millions) Efficiency Ratio 1 Loans / Employee (in millions) Net Income / Employee (in thousands) Positive Operating Leverage 0.0% 20.0% 40.0% 60.0% 80.0% 2013 2014 2015 2016 2017 Q1 2018 $0 $50 $100 $150 $200 2013 2014 2015 2016 2017 Q1 2018 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2013 2014 2015 2016 2017 Q1 2018 15 $0 $20 $40 $60 $80 $100 $120 2013 2014 2015 2016 2017 Q1 2018 1. Efficiency Ratio calculated by dividing total noninterest expenses by revenue. $4.8 $7.4 $9.5 $9.8 $9.8 $9.6 $28 $49 $63 $78 $96 $112 75.2% 67.1% 63.7% 59.9% 58.7% 60.5% $72 $100 $140 $171 $185 $178 Annualized

Note: Gross loans include loans held for sale. Loan Portfolio Transformation 16 MFL 36.8% Target 20% - 30% CRE 17.3% Target 15% - 20% C&I 26.9% Target 35% - 45% Resi / Cons 19.0% Target 15% - 20% Resi / Cons 52.6% C&I 10.0% CRE 22.4% MFL 14.0% Loan Mix As of March 31, 2018 Loan Mix As of December 31, 2012 Gross Loans: $1,153 million Gross Loans: $3,712 million Residential / Consumer Multifamily CRE Commercial & Industrial

• C&I loans have grown significantly since 2013. • Newly formed Professional Services Group, targeting loans and deposits, led by a seasoned executive. • Target C&I 35% - 45% of total loans. • Relationship based C&I lending to assist in driving low - cost core deposit generation. • State - of - the - art Treasury Management platform launched Q1 2018. • During Q2 2017, Peapack lifted out an experienced equipment finance team: – Offers leasing and equipment finance term loans on essential equipment in transportation, manufacturing, heavy construction, and utilities industries. – $178 million of outstandings as of March 31, 2018. Commercial & Industrial Overview 17 C&I / Total Loans 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 C&I Loans (in millions) $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 20% 8% 14% 17% 19% 26% 27% $688 $309 $513 $637 $958 $997 $132 YOY +45%

• Currently targeting a reduced multifamily composition equal to 20% - 30% of total loans. • Geographically diverse portfolio: – 53% New York – 34% New Jersey – 13% Pennsylvania • Focused on “workforce housing” with below market average rents. – 67% rent regulated • Average loan size: $3.0MM • Weighted average LTV: 61% • Weighted average DSCR: 1.44x • No nonaccruals or 30 day delinquencies at March 31, 2018. Multifamily Overview 18 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 Multifamily / Total Loans Multifamily Loans (in millions) $0 $500 $1,000 $1,500 $2,000 2013 2014 2015 2016 2017 Q1 2017 Q1 2018 43% 34% 48% 50% 44% 37% 37% $1,469 $1,080 $1,499 $1,460 $1,389 $1,367 $542

30 - 89 Day Delinquency Over Loans NPAs / Assets Reserves / Gross Loans NCOs / Average Loans Strong Credit Quality 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 2012 2013 2014 2015 2016 2017 Q1 2018 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2012 2013 2014 2015 2016 2017 Q1 2018 19 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2012 2013 2014 2015 2016 2017 Q1 2018 0.80% 0.06% 0.04% 0.03% 0.04% 0.05% 0.91% 0.44% 0.30% 0.22% 0.30% 0.37% 1.12% 0.98% 0.87% 0.89% 0.97% 0.98% 0.36% 1.02% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2012 2013 2014 2015 2016 2017 Q1 2018 0.33% 0.19% 0.08% 0.07% 0.04% 0.01% 0.02%

Deposits NOW & Other Trans Accts 35.8% Demand Deposits 15.1% MMDA & Other Savings 31.9% Time 17.2% Deposit Mix As of March 31, 2018 20 $0 $1,000 $2,000 $3,000 $4,000 2012 2013 2014 2015 2016 2017 Q1 2018 Total Deposits (in millions) Cost of Total Deposits (including Non - Int Bearing) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2012 2013 2014 2015 2016 2017 Q1 2018 1,516 1,647 2,299 2,935 3,412 3,698 3,552 0.26% 0.21% 0.28% 0.46% 0.53% 0.63% 0.77%

Tangible Book Value Per Share $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 2012 2013 2014 2015 2016 2017 Q1 2018 $14.43 $13.62 $18.60 21 $15.95 $16.95 $20.40 $21.07

Appendix P EAPACK - G LADSTONE B ANK

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Douglas L. Kennedy** *President &* *Chief Executive Officer* *908.719.6554*	*40 years experience;* Before joining in 2012, he served as President of the NJ Market for Capital One Bank. He has held key executive level positions and had great success building formidable regional and national specialty banking business at Fleet Bank, Summit Bancorp and Bank of America. He is a current Member of the NJ Chamber of Commerce Board of Directors, Montclair State University Board of Trustees, and Sacred Heart University Board of Trustees. He has served as President of NJ After 3 and as a Board Member of the NJ Bankers Association.
	**John P. Babcock** *Senior EVP &* *President of Wealth Management* *908.719.3301*	*37 years experience;* Prior to joining, he was the managing director in charge of the Northeast Mid-Atlantic region for the HSBC Private Bank and, prior to that, he was the New York Metro Market Executive for U.S. Trust - the largest of U.S. Trust's 53 markets in the U.S. In these and previous roles over the last 37 years, he has led commercial and wealth management/private bank businesses in New York City and regional markets through mergers, expansions, rapid growth and periods of significant organizational change.
	**Jeffrey J. Carfora, CPA** *Senior EVP &* *Chief Financial Officer* *908.719.4308*	*38 years experience;* Joining as Executive Vice President and CFO in March 2009, he was promoted to Senior Executive Vice President in August 2013. Previously, he was affiliated with Penn Federal Savings Bank (where he joined as CFO and was later promoted to COO), Carteret Bank, and Marine Midland Bank. He began his career in 1980 with PriceWaterhouseCoopers.
	**Robert A. Plante** *Executive Vice President* *Chief Operating Officer* *908.470.3329*	*32 years experience;* Before joining in 2017, served as executive vice president and chief operations officer/chief information officer at IDB New York, a $9.8 billion commercial bank, where he was a member of the credit risk, market risk and asset liability committees, responsible for all back-office support functions including payments, deposits, commercial and residential lending, treasury, custody, commercial cash management and information technology.

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Anthony V. Bilotta , Jr. Executive Vice President, Head of Retail Banking 908.306.4266 30 years experience; Prior to joining in 2013 , he served as SVP and Director of Retail Banking & Corporate Marketing at Oritani Bank, and prior to that, he was EVP, Director of Retail Banking at New York Community Bank (former Penn Federal Savings Bank) . He held similar roles at PNC Bank and TD Banknorth , N . A . (former Hudson United Bank) . Lisa P. Chalkan Executive Vice President, Chief Credit Officer 908.719.6552 29 years experience; Before joining in 2015 , she held executive positions as SVP, Head of Commercial Credit Policy, Director of Loan Administration/Commercial Banking, and Manager of Middle Market Underwriting at Capital One N . A . , and also held key roles at Fleet Boston Financial/Bank of America and HSBC Bank USA/HSBC Securities, Inc . She is a member of the Board of Trustees of the Union County Economic Development Corporation, serving as Secretary of the Board, and past honoree as a Woman of Influence in Finance by the Women’s Fund of NJ . Robert R. Cobleigh Executive Vice President, Peapack Capital 201.285.6201 30 years experience; Prior to joining in 2017 , he served as Regional VP and Credit Officer for Santander Corporate Equipment Finance, Inc . He was the VP of Credit for structured and specialty finance for MUFG - Union Bank/The Bank of Tokyo - Mitsubishi . He held senior positions at RBS/Citizens Asset Finance, Inc . , Siemens Financial Services, Inc . , Volvo Finance North America, Inc . , and International Proteins Corporation . Robert earned his Bachelor of Business Administration degree – Finance and MBA – Investment Management from Pace University . Timothy E. Doyle Executive Vice President, Chief Risk Officer 908.306.8820 30 years experience; Prior to joining Peapack - Gladstone Bank, he served as Senior Vice President, Chief Credit Officer at Millennium bcp , Indus Bank and Crown Bank, where he specialized in credit and risk management . Prior to that, he held credit and leadership responsibilities at Sovereign Bank, Summit Bank/Fleet National Bank and CIBC World Markets . He graduated with a Bachelor of Commerce with Honors and MBA from the University of Windsor (Canada) . He is a resident of Westfield, NJ and member of the New Jersey Bankers Association , Commercial Lending Committee . Experienced Leadership Team 24

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Experienced Leadership Team

	**Brydget Falk-Drigan** ***Executive Vice President, Chief Human Resources Officer*** ***908.719.3315***	*27 years experience;* Prior to joining in 2018, she served as Leader, Global Talent Solutions and People Operations, Leader, Global Talent Acquisition, and Leader, Employee Engagement and Internal Communications at Dun & Bradstreet Corporation in Short Hills, NJ. There she led HR operations, systems implementations/ enhancements, employment branding, talent acquisition, onboarding and the incorporation of a Managed Service Provider (MSP) program. As a Senior Human Resources Business Partner and Winning Culture/Talent Development Leader, she provided business partner support to the U.S. Dun & Bradstreet sales organization. A resident of Watchung, NJ , she holds a BA in Psychology and Business from the University of Western Ontario, Canada. She is CHRP designated with the Human Resources Professional Association of Ontario, Canada, and holds a CHRM from the Advanced Program in Human Resources Management, University of Toronto, Toronto, Canada.
	**Todd M. Poland** ***Executive Vice President, General Counsel*** ***908.443.5386***	*44 years experience;* Prior to joining in 2018, he served as Partner at McElroy, Deutsch, Mulvaney & Carpenter LLP in Morristown, NJ, with a concentration in banking, corporate and securities law. He has extensive experience in bank and thrift regulatory and transactional matters, representation of parties to private equity transactions and other mergers and acquisitions, general representation of banks and other financial institutions, public and privately held companies, and public and private offerings of securities. He has been a lecturer on corporate and banking law matters to bar and banking groups. He is an Adjunct Professor of Law (Commercial Law) at Rutgers University Law School, Newark, NJ, and has been listed in Super Lawyers® (2006, 2009, 2012-2014), a Thomson Reuters rating service business. He holds a BA in English from Georgetown University and Master of Arts in English from the University of North Carolina. He holds a Juris Doctor Degree from Georgetown University Law Center and was an editor of the Georgetown Law Journal. Todd holds a Master of Laws in Taxation (LL.M.) from New York University School of Law and is a member of the NY and NJ State Bar Associations.
	**Thomas J. Ross, Jr.** ***Executive Vice President, President Wealth Management Consultants*** ***973.401.1500***	*35 years experience;* Prior to joining in 2015, and before forming WMC, he was the Partner-In-Charge of Coopers & Lybrand's Personal Financial Services Group, serving on the firm's National PFS Steering Committee. He helped found C&L's Registered Investment Advisory subsidiary, serving on its Investment Policy Committee. He has an expertise in planning for senior corporate executives, optimization of compensation and benefits programs and the financial aspects of employment contracts. He has worked with current or retired Chairmen, CEOs and Presidents of major American corporations, written technical articles, instructed at professional education programs, and has been quoted in national financial press. Tom is a CPA (Inactive) with a BA in English from Boston College and an MBA in Finance from the Wharton School.

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Kevin Runyon Executive Vice President, Chief Information Officer 908.806.3060 34 years experience; Prior to joining in 2014 , he served as Managing Director of All Covered, a Division of Konica Minolta in Cherry Hill, NJ, where he was responsible for the delivery of technology and IT compliance - related services to over 100 banks across the country . Kevin has held information technology positions with United Computer, OceanFirst Bank, CoreStates Bank and National State Bank of Elizabeth with a focus on technology issues that affect the bottom line of business . He is a member of the North Jersey Bankers Association, New Jersey Bankers Association and Pennsylvania Bankers Association . Vincent A. Spero Executive Vice President, Commercial Private Banking (Real Estate) 908.719.6556 25 years experience; Joining June of 2008 as SVP and Senior Commercial Lender, he was appointed EVP and Chief Lending Officer of Peapack - Gladstone Bank in 2009 . Prior to joining, he had held senior level positions at both Lakeland Bank and Commerce Bank . Eric H. Waser Executive Vice President, Commercial Private Banking 908.470.6149 25 years experience; Before joining in 2015 , he served as Managing Director for Citibank’s East Business Banking Division, and prior to that, was the SVP, CFO and COO at Clean Venture, Inc . , one of the largest private environmental remediation company’s in the US . He also served as President of Mid Atlantic Corporate Banking, CEO - NJ and Managing Director at Sovereign Bank and EVP at Fleet Boston Financial/Nat West Bank . Experienced Leadership Team 26

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Recent Additions to the Board of Directors

	**Tony Spinelli**	Tony Spinelli was named to the Board of Directors in May of 2017. Mr. Spinelli maintains Certified Information Systems Security Professional (CISSP) accreditation and serves on the boards of Per Scholas, the US Department of Defense and Georgia Tech Institute for Information Security and Privacy. Tony has also served on the board of advisors for Cisco, Cylance, Kudelski Security, and IBM. He holds multiple patents in such areas as data loss prevention and methods of network risk reduction and internet browsing habits. Mr. Spinelli serves as COO and President, Cyberdivision for Fractal Industries, Inc., a venture-backed artificial intelligence and machine learning decision-platform focused on advancing digital analytics in both cybersecurity and risk management. He has served as SVP and Chief Information Security Officer at Capital One Financial, as well as Tyco International, Equifax and First Data Corporation, where he led global teams responsible for security engineering, security operations, security compliance and policy and cybersecurity threat management.
	**Carmen M. Bowser**	Carmen Bowser was named to the Board of Directors in September 2017. Ms. Bowser is a graduate of William Smith College with an MBA in Finance from Rutgers Graduate School of Management. She is a National Association of Corporate Directors Fellow and a member of Women Corporate Directors, the Urban Land Institute and WX, Inc. Ms. Bowser is an Independent Board Member and Member of the Audit and Nominating and Governance Committees for Columbia Property Trust, and is a Board Member for the 42nd Street Development Corporation. She served as Managing Vice President, Commercial Real Estate Division, at Capital One Bank, N.A., responsible for a 100-person team which provided the "first line of defense" for new loan originations and asset management. Ms. Bowser was a Principal/Managing Director for Prudential Mortgage Capital Company, where she led the commercial mortgage origination teams in McLean, Virginia, Boston, Massachusetts and New York City, overseeing annual team loan production of approximately $800 million across an expansive platform of FNMA, General Account, conduit, bridge, interim and mezzanine loans. She has held similar positions at Teachers Insurance and Annuity Association, Arbor National Commercial Corp, and The Prudential Insurance Company of America.
	**Steven A. Kass**	Steven A. Kass was named to the Board of Directors in January of 2018. He is the retired CEO of Rothstein Kass and former senior partner of KPMG, the firm that acquired Rothstein Kass in 2016. As CEO of Rothstein Kass, he developed and implemented corporate strategy, championed organizational culture, core values, business purpose, guiding principles, diversity and women's initiatives. Kass was responsible for the oversight of the firm's financial performance and risk management, crisis response and corporate governance. He negotiated the sale of Rothstein Kass firm assets to KPMG and as senior partner at KPMG, he facilitated the integration and assimilation of the two firms. Kass served as Co-Chairman of the Board at Rothstein Kass from 2005 – 2014. He was a member of the Executive Committee from 1995 - 2014, serving as Chair from 2005 - 2014. He is a member of the National Association of Corporate Directors, the American College of Corporate Directors, the Association of Audit Committee Members, the KPMG Audit Committee Institute and the Private Directors Association. He is a former board member of Sun Bancorp and AGN International, is a member of the Whitman School of Management and the Lubin School of Accounting Advisory Boards for Syracuse University.

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Balance sheet risk management includes stress testing: • Capital – Quarterly stress testing (top down/bottom up). – Remain well - capitalized under our stress scenarios. • Liquidity (as of March 31, 2018) – $501 million in cash and cash equivalents and securities designated as available for sale. – Additional borrowing capacity of $1.1 billion available at the FHLB and $839 million at the FRB. – Quarterly stress testing. • Interest Rate – Quarterly stress testing. – In an immediate and sustained 200 basis point increase in market rates at March 31, 2018 modeling results show that net interest income for year 1 would increase approximately 2.3% when compared to a flat interest rate scenario. Capital, Liquidity, & Interest Rate Risk Management 28

Quarterly Income Statement Summary (Dollars in thousands, except per share data) 29 1. Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. Income Statement Data: 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Net interest income $ 28,393 $ 28,586 $ 29,992 $ 26,972 $ 25,591 Provision for loan losses 1,250 1,650 400 2,200 1,600 Net interest income after provision 27,143 26,936 29,592 24,772 23,991 Wealth management fee income 8,367 7,489 5,790 5,086 4,818 Other Income 1,848 3,117 3,041 3,085 2,201 Total other income 10,215 10,606 8,831 8,171 7,019 Total operating expenses 23,337 24,251 21,961 20,095 19,304 Income before income taxes 14,021 13,291 16,462 12,848 11,706 Income tax expense 3,214 2,922 6,256 4,908 3,724 Net income $ 10,807 $ 10,369 $ 10,206 $ 7,940 $ 7,982 Total revenue $ 38,608 $ 39,192 $ 38,823 $ 35,143 $ 32,610 Per Common Share Data: Earnings per share (diluted) $ 0.57 $ 0.56 $ 0.56 $ 0.45$ 0.46 Performance Ratios: Return on average assets annualized 1.01% 0.98% 0.97% 0.79% 0.82% Return on average common equity annualized 10.54% 10.61% 11.09% 9.06% 9.62% Net interest margin 2.76% 2.78% 2.95% 2.76% 2.71% Efficiency Ratio 1 60.45% 61.88% 56.57% 57.18% 59.20% Operating expenses/average assets annualized 2.19% 2.28% 2.10% 2.00% 1.97%

Capital Summary 30 1. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible ass ets at period end. See non - GAAP financial measures reconciliation on page 31. 2. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding. See non - GAAP financial measures reconciliation on page 31. 3/31/2018 12/31/2017 3/31/2017 Equity to total assets 9.74% 9.47% 8.64% Tangible equity to tangible assets 1 9.25% 8.97% 8.56% Book value per share $ 22.32$ 21.68$ 19.39 Tangible book value per share 2 $ 21.07$ 20.4$ 19.22 Regulatory Capital - Holding Company Tier 1 leverage 9.46% 9.04% 8.66% Tier 1 capital to risk weighted assets 11.77 11.31 10.79 Common Equity tier I capital ratio to risk-weighted assets 11.77 11.31 10.79 Tier I & II capital ratio to risk-weighted assets 15.32 14.84 13.41 Regulatory Capital - Bank Tier 1 leverage 11.00% 10.61% 9.61% Tier 1 capital to risk weighted assets 13.70 13.27 11.98 Common Equity tier I capital ratio to risk-weighted assets 13.70 13.27 11.98 Tier I & II capital ratio to risk-weighted assets 14.81 14.34 13.05

Non - GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 31 We believe that these non - GAAP financial measures provide information that is important to investors and that is useful in under standing our financial position, results and ratios. Our management internally assesses our performance based, in part, on these measures. However, these non - GAAP financ ial measures are supplemental and are not a substitute for an analysis based on GAAP measures. 3/31/2018 12/31/2017 3/31/2017 Tangible Book Value Per share Shareholders Equity $ 422,406 $ 403,678 $ 340,928 Less Intangible assets, net 23,656 23,836 3,126 Tangible equity $ 398,750 $ 379,842 $ 337,802 Period end shares outstanding 18,921,114 18,619,634 17,579,274 Tangible book value per share $ 21.07 $ 20.40 $ 19.22 Book value per share 22.32 21.68 19.39 Tangible Equity to Tangible Assets Total assets $ 4,336,494 $ 4,260,547 $ 3,947,562 Less: Intangible assets, net 23,656 23,836 3,126 Tangible assets $ 4,312,838 $ 4,236,711 $ 3,944,436 Tangible equity to tangible assets 9.25% 8.97% 8.56% Equity to assets 9.74% 9.47% 8.64%

Peapack - Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234 - 0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719 - 6554 dkennedy@pgbank.com Jeffrey J. Carfora Senior EVP & Chief Financial Officer (908) 719 - 4308 jcarfora@pgbank.com Contacts Corporate Headquarters Contact 32